UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   September 18, 2002
                                                 ----------------------

Commission file number   33-47248
                       ------------

                            SLADE'S FERRY BANCORP
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


Massachusetts                                04-3061936
-------------------------------              ----------------------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification Number)


100 Slade's Ferry Avenue
PO Box 390
Somerset, Massachusetts                      02726
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(Address of Principal Executive Offices)     (Zip Code)


                                (508)675-2121
            ----------------------------------------------------
            (Registrant's Telephone Number, including Area Code)



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        (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

      On September 18, 2002, Slade's Ferry Trust Company (the "Bank'), the Company's wholly owned subsidiary, announced the hiring of Mary Lynn D. Lenz as President and Chief Executive Officer of the Bank effective immediately. She was also named as Executive Vice President of the Company and appointed to the Board of Directors of both the Bank and the Company. Ms. Lenz was previously Executive Vice President and Director of Retail Banking for Citizens Bank of Massachusetts. Ms. Lenz replaced James D. Carey who took early retirement in March 2002. A copy of the press release announcing Ms. Lenz's hiring is attached as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------

      (c)  Exhibits - see Exhibit Index.


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SLADE'S FERRY BANCORP
                                       ------------------------------------
                                       (Registrant)


9/18/2002                              By /s/ Edward Bernardo, Jr.
--------------------                   ------------------------------------
(Date)                                 Edward Bernardo, Jr.
                                       Treasurer


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                                EXHIBIT INDEX
                                -------------


Exhibit No.     Description                                Page
-----------     -----------                                ----

   20.1         September 18, 2002 Press Release
                Announcing hiring of Mary Lynn D. Lenz


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